Commitments and Contingencies (Details)	1 Months Ended
Dec. 16, 2016
Commitments and Contingencies Disclosure [Abstract]
Patent description	a wholly owned subsidiary of the Company, Paltalk Holdings, Inc., filed a patent infringement lawsuit in Delaware against Riot Games, Inc. and Valve Corporation for infringement of U.S. Patent Nos. 5,822,523 and 6,226,686 with respect to their online games League of Legends and Defense of the Ancients 2. These two patents were previously asserted against, and then licensed to, Microsoft, Sony, and Activision. In 2018, Valve Corporation moved to transfer the litigation from Delaware to the Western District of Washington. Such motion was granted by the court.